Exhibit 10.5
Execution Copy
Portions of this exhibit indicated by bracketed asterisks have been omitted because they are not material and would cause competitive harm to Arbutus Biopharma Corporation if publicly disclosed.
SECOND AMENDMENT TO CROSS LICENSE AGREEMENT
This SECOND AMENDMENT TO CROSS LICENSE AGREEMENT, dated as of June 27 2018 (this “Amendment”), is entered into by and among Genevant Sciences Ltd., a Bermuda exempted limited company (the “Company”); Genevant Sciences GmbH, a limited liability company organized under the laws of Switzerland and a wholly owned indirect subsidiary of Company; and Arbutus Biopharma Corporation, a British Columbia corporation (“Arbutus”). Arbutus and the Company are sometimes referred to in this Amendment collectively as the “Parties” and individually as a “Party.” Defined terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined below).
WHEREAS, the Company and Arbutus previously entered into that certain Cross License Agreement, dated as of April 11, 2018, as amended pursuant to the First Amendment thereto, dated as of the date hereof (as so amended, the “Agreement”); and
WHEREAS, the Parties desire to amend certain portions of the Agreement as set forth below and in compliance with Section 9.10 of the Agreement.
NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.Amendments to Section 1.1.
(a)Section 1.1 of the Agreement is hereby amended by adding the following definitions:
(i)After “Arbutus Patents”, add the following paragraph:
“Arbutus Royalty Patents” is defined in Section 5.2(b)(i).
(ii)After “Company Indemnitees” add the following paragraph:
“Company Royalty Patents” is defined in Section 5.2(b)(i).
(iii)After “Marketing Authorization Approval” add the following paragraph:
[***].

2.Amendments to Section 5.2
(i)Section 5.2(b) of the Agreement is hereby deleted and replaced in its entirety to read as follows:
“(b) Notwithstanding the provisions of Section 5.2(a) above, a certain subset of the Arbutus Patents shall be subject to the following:
(i) The Parties agree that the following Arbutus Patents shall be subject to the terms of this Section 5.2(b) (hereafter the “Royalty Patents”): (A) [***]; (B) [***]; (C) [***]; (D) [***]; (E) [***]; (F) [***]; and (G) all patents and patent applications claiming benefit of priority of any of the patents described in clauses (A) through (F) above. ‘Arbutus Royalty Patents’ means the Patents described in clause (A) of the definition of Royalty Patents above, and all patents and applications claiming benefit of priority of any Patent described in the aforesaid clause (A). ‘Company Royalty Patents’ means the Patents described in clauses (B), (C), (D), (E), and (F) of the definition of Royalty Patents above, and all patents and applications claiming benefit of priority thereof.
(ii) Rights and responsibilities for prosecution and maintenance of the Royalty Patents shall be subject to the following:
(1)The Company shall have the right and responsibility at its sole cost and expense with input from Arbutus, to file, prosecute, maintain or abandon patent protection, in the Territory for the Company Royalty Patents. The Company (or the Company’s authorized attorneys, agents or representatives) shall proactively communicate to Arbutus any action and/or proposed strategy related to filing, prosecuting, or abandoning patent protection in the Territory for any patent or application that is a Company Royalty Patent (collectively, the “Company Contemplated Actions”). Arbutus shall have the right to propose Company Contemplated Actions to the Company and the Company shall consider in good faith, and shall not unreasonably reject any such proposed Company Contemplated Action proposed by Arbutus.
(2)Arbutus shall have the right and responsibility at its sole cost and expense with input from the Company, to file, prosecute, maintain or abandon patent protection in the Territory for the Arbutus Royalty Patents.
(3)Arbutus shall notify the Company if (i) any Company Contemplated Action related to a Company Royalty Patent, or (ii) the failure to pursue any Company Contemplated Action proposed by Arbutus related to a Company Royalty Patent, could reasonably be considered to put the Patisiran royalty in jeopardy. Arbutus shall offer its comments or proposals with respect to any Company Contemplated Action, if any, promptly, and the Company shall not unreasonably reject any such comments and proposals. The Company shall make commercially reasonable efforts to work collaboratively with Arbutus to develop a mutually agreeable strategy for how to proceed with the Company Contemplated Action and prior to taking or failing to take any Company Contemplated Action that Arbutus determines could have a material impact on Arbutus’ interest, the Company shall provide to Arbutus prior notice and a reasonable opportunity to comment on such Company Contemplated Action. In keeping with the above, the Company shall have the final decision making authority with respect to any Company Contemplated actions for the Company Royalty Patents.
(4)Arbutus (or Arbutus’ authorized attorneys, agents or representatives) shall proactively communicate to Company any action and/or proposed strategy related to filing, prosecuting, or abandoning patent protection in the Territory for any patent or application that is an Arbutus Royalty Patent (collectively, the “Arbutus Contemplated Actions”). Company shall have the right to propose Arbutus Contemplated Actions to Arbutus and Arbutus shall consider in good faith, and shall not unreasonably reject any such proposed Arbutus Contemplated Action proposed by Company.
(5)The Company shall offer its comments or proposals with respect to any Arbutus Contemplated Action, if any, promptly, and Arbutus shall not unreasonably reject any such comments and proposals. Arbutus shall make commercially reasonable efforts to work collaboratively with the Company to develop a mutually agreeable strategy for how to proceed with the Arbutus Contemplated Actions and prior to taking or failing to take any Arbutus Contemplated Action that the Company determines could have a material impact on the Company’ interest, Arbutus shall provide to the Company prior notice and a reasonable opportunity to comment on such Arbutus Contemplated Action. In keeping with the above, Arbutus shall have the final decision making authority with respect to any Arbutus Contemplated Actions for the Arbutus Royalty Patents.
(6)In the event that the Company desires to abandon, withdraw or otherwise discontinue the maintenance or prosecution of any of the Company Royalty Patents, the Company shall provide reasonable prior written notice to Arbutus of such intention (which notice shall, in any event, be given no later than thirty (30) days prior to the next deadline for any action that may be taken with respect to such Patents with the applicable patent office) and Arbutus shall have the right, but not the obligation, to assume, at its sole cost and expense, responsibility for the prosecution and maintenance thereof. (iii) Notwithstanding the provisions of Sections 5.2(a), 5.2(b)(i) and 5.2(b)(ii) above and with the exception of patent office proceedings under Sections 5.2(b)(iv) and (v), Arbutus shall have the right and responsibility, at its sole cost and expense, to prosecute and maintain: (A) all IPRs, post-grant review, opposition proceedings, administrative proceedings, and any similar patent office proceedings in the Territory that arise with respect to any Arbutus Royalty Patents (if any); (B) all appeals of any decisions rendered with respect to any such IPRs, post-grant review, opposition proceedings, administrative proceedings, and any similar patent office proceedings in the Territory with respect to the Arbutus Royalty Patents; and (C) (all other challenges to the validity or enforceability of the Arbutus Royalty Patents in any other administrative, judicial or arbitral proceeding (collectively “Arbutus Royalty Patent Challenges”). Arbutus shall select legal counsel to participate in such Arbutus Royalty Patent Challenge, provided that, Arbutus shall use reasonable efforts to select legal counsel that the Parties mutually agree upon. Arbutus shall provide the Company with copies of all official actions, material filings, or responses received from, or to be made to, the patent authorities with respect to any Arbutus Royalty Patent Challenge, in sufficient time to allow for review and comment by the Company. The Company shall offer its comments or proposals, if any, promptly, and Arbutus shall not unreasonably reject any such comments and proposals. Arbutus shall work collaboratively with the Company to develop a mutually agreeable strategy for prosecuting and defending any Arbutus Royalty Patent Challenge. Notwithstanding the above, Arbutus shall have final decision-making authority on Arbutus Royalty Patent Challenges.
(iv) Notwithstanding the provisions of Sections 5.2(a), 5.2(b)(i) through 5.2(b)(iii) above, the Company shall have the right and responsibility, at its sole cost and expense, to prosecute and maintain: (A) all IPRs, post-grant review, opposition proceedings, administrative proceedings, and any similar patent office proceedings in the Territory that arise with respect to any Company Royalty Patents; (B) all appeals of any decisions rendered with respect to any such IPRs, post-grant review, opposition proceedings, administrative proceedings, and any similar patent office proceedings in the Territory with respect to the Company Royalty Patents; and (C) all other challenges to the validity or enforceability of the Company Royalty Patents in any other administrative, judicial or arbitral proceeding (collectively “Company Royalty Patent Challenges”). The Company shall select legal counsel to participate in such Company Royalty Patent Challenges, provided that, the Company shall use reasonable efforts to select legal counsel that the Parties mutually agree upon. The Company shall provide Arbutus with copies of all official actions, material filings, or responses received from, or to be made to, the patent authorities with respect to any Company Royalty Patent Challenge, in sufficient time to allow for review and comment by Arbutus. Arbutus shall offer its comments or proposals, if any, promptly, and the Company shall not unreasonably reject any such comments and proposals. The Company shall work collaboratively with Arbutus to develop a mutually agreeable strategy for prosecuting and defending any Company Royalty Patent Challenge. Notwithstanding the above, the Company shall have final decision-making authority on Company Royalty Patent Challenges.
(v) The Company shall have final decision making authority with respect to any IPRs, post-grant, opposition proceedings, administrative proceedings, or any similar patent office proceedings challenging the validity or enforceability of any Company Royalty Patent that arises in response to a Third Party Infringement Action initiated or threatened by the Company, provided that, in the course of any such patent office proceedings, the Company shall be obligated to comply with all the requirements of consultation and cooperation imposed by Section 5.2(b)(iv) above.
(vi) If Patisiran development and/or commercialization is discontinued such that Arbutus determines that there is no Patisiran royalty in the Territory, the Company shall have the sole right and responsibility at its sole cost and expense, to file, prosecute, maintain or abandon patent protection, post-grant review, inter partes review, or opposition proceedings and any similar patent office proceedings in such Territory and to appeal any decisions rendered with respect to any such IPRs, post-grant review, opposition proceedings, administrative proceedings, and any similar patent office proceedings in the Territory for all Royalty Patents under Section 5.2(a) without the limitations of Section 5.2(b).”
3.Amendment to Section 5.3
(i) Section 5.3(b) of the Agreement is hereby deleted and replaced in its entirety to read as follows:
“(b) With the exception of the Arbutus Royalty Patents, the Company shall have the right to initiate and maintain an infringement or other appropriate suit with respect to infringement or suspected infringements of any of the Joint IP Patents and/or Arbutus Patents by a Third Party as such infringement relates to the Research, Development,

Manufacture, or Commercialization of a Product, or take such other actions as the Company, in its sole discretion, deems appropriate with respect to such infringements or suspected infringements, all at the Company’s sole cost and expense, as applicable.
4.Miscellaneous. The provisions of Article IX of the Agreement shall apply to this Amendment mutatis mutandis.
5.Effectiveness. This Amendment shall be deemed effective as of the date hereof. Except as expressly amended hereby, the Agreement shall remain in full force and effect and shall be and comment by Arbutus. Arbutus shall offer its comments or proposals, if any, promptly, and the Company shall not unreasonably reject any such comments and proposals. The Company shall work collaboratively with Arbutus to develop a mutually agreeable strategy for prosecuting and defending any Company Royalty Patent Challenge. Notwithstanding the above, the Company shall have final decision-making authority on Company Royalty Patent Challenges.
(v) The Company shall have final decision making authority with respect to any IPRs, post-grant, opposition proceedings, administrative proceedings, or any similar patent office proceedings challenging the validity or enforceability of any Company Royalty Patent that arises in response to a Third Party Infringement Action initiated or threatened by the Company, provided that, in the course of any such patent office proceedings, the Company shall be obligated to comply with all the requirements of consultation and cooperation imposed by Section 5.2(b)(iv) above.
(vi) If Patisiran development and/or commercialization is discontinued such that Arbutus determines that there is no Patisiran royalty in the Territory, the Company shall have the sole right and responsibility at its sole cost and expense, to file, prosecute, maintain or abandon patent protection, post-grant review, inter partes review, or opposition proceedings and any similar patent office proceedings in such Territory and to appeal any decisions rendered with respect to any such IPRs, post-grant review, opposition proceedings, administrative proceedings, and any similar patent office proceedings in the Territory for all Royalty Patents under Section 5.2(a) without the limitations of Section 5.2(b).”
3. Amendment to Section 5.3
(i) Section 5.3(b) of the Agreement is hereby deleted and replaced in its entirety to read as follows:
“(b) With the exception of the Arbutus Royalty Patents, the Company shall have the right to initiate and maintain an infringement or other appropriate suit with respect to infringement or suspected infringements of any of the Joint IP Patents and/or Arbutus Patents by a Third Party as such infringement relates to the Research, Development, Manufacture, or Commercialization of a Product, or take such other actions as the Company, in its sole discretion, deems appropriate with respect to such infringements or suspected infringements, all at the Company’s sole cost and expense, as applicable.

4. Miscellaneous. The provisions of Article IX of the Agreement shall apply to this Amendment mutatis mutandis.
5. Effectiveness. This Amendment shall be deemed effective as of the date hereof. Except as expressly amended hereby, the Agreement shall remain in full force and effect and shall be otherwise unaffected hereby. In the event any provision of this Amendment shall in any way conflict with the provisions of the Agreement, this Amendment shall control.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed on their own behalf or by their respective officers thereunto duly authorized, all as of the date first above written.

GENEVANT SCIENCES LTD. By: /s/ Marianne L. Romeo Name: Marianne L. Romeo Title: Head, Global Transactions & Risk Management

By:	/s/ Marianne L. Romeo
Name: Marianne L. Romeo
Title: Head, Global Transactions & Risk Management

GENEVANT SCIENCES GmbH By: /s/ Sascha Bucher Name: Sascha Bucher Title: Head of Global Transactions

By:	/s/ Sascha Bucher
Name: Sascha Bucher
Title: Head of Global Transactions

ARBUTUS BIOPHARMA CORPORATION By: /s/ Mark J. Murray Name: Mark J. Murray Title: President and CEO

By:	/s/ Mark J. Murray
Name: Mark J. Murray
Title: President and CEO

Execution Copy
Date of June 27, 2018 inserted by:

/s/ Constantine Linnik
Name: Constantine Linnik
Title: General Counsel,
Genevant Sciences, Inc.

[Signature Page to Amendment to Cross-License Agreement]